Rule 497(e)
                                                             File Nos. 002-75503
                                                                       811-03364


                             Maxim Series Fund, Inc.

                        Supplement dated July 5, 2005 to
                       Statement of Additional Information
                                dated May 1, 2005

                           Maxim Global Bond Portfolio

                                (the "Portfolio")


Effective July 5, 2005, the Portfolio will be sub-advised by Franklin Advisers, Inc. The name of the Portfolio will remain Maxim Global Bond Portfolio.

Franklin Adivsers, Inc. ("FAI") serves as the sub-advisor to the Portfolio pursuant to a Sub-Advisory Agreement dated effective July 5, 2005, approved by the Board of Directors on June 13, 2005. FAI is a wholly owned subsidiary of Franklin Resources, Inc., which is a publicly traded, global investment management organization listed on the New York Stock Exchange. As of March 31, 2005, Franklin, together with its affiliates, had approximately $412 billion in assets under management.

GW Capital Management, LLC ("GWCM"), doing business as Maxim Capital Management, LLC, the investment adviser to Maxim Series Fund, Inc. is responsible for compensating FAI, which receives monthly compensation for the Portfolio at the annual rate of .30% on the first $100 million, .275% on the next $200 million, and .25% on all amounts over $300 million.

                             Other Accounts Managed

The Portfolio is managed by a team of portfolio managers. Dr. Michael Hasenstab, a Portfolio co-manager, is vice president, co-director, and portfolio manager for Franklin Templeton Investments' International Bond Department. In addition to the Maxim Global Bond Portfolio, as of December 31, 2004, Dr. Hasenstab managed six registered investment company accounts, with assets totaling $2,917 million, and 13 other pooled investment vehicles, with assets totaling $3,089 million, none of which have performance-based fees.

Alexander C. Calvo, also a co-manager of the Portfolio, is currently senior vice president, director, and portfolio manager for Franklin Templeton Investments' International Bond Department. In addition to the Maxim Global Bond Portfolio, as of December 31, 2004, Mr. Calvo managed seven registered investment company accounts, with assets totaling $4,168 million, and twenty other pooled investment vehicles, with assets totaling $2,657 million, none of which have performance-based fees.

The various pooled investment vehicles and accounts listed are managed by a team of investment professionals. Accordingly, the individual managers listed would not be solely responsible for managing such listed amounts.

Portfolio managers that provide investment services for the Portfolio may also provide services to a variety of other investment products, including other funds, institutional accounts and private accounts. The advisory fees for some of such other products and accounts may be different than that charged to with respect to the Portfolio and may include performance based compensation. This may result in fees that are higher (or lower) than the advisory fees paid with respect to the Portfolio. As a matter of policy, each fund or account is managed solely for the benefit of the beneficial owners thereof. The separation of the trading execution function from the portfolio management function and the application of objectively based trade allocation procedures helps to mitigate potential conflicts of interest that may arise as a result of the portfolio managers managing accounts with different advisory fees.

                      Material Conflicts of Interest Policy

The management of multiple funds, including the Portfolio, and accounts may also give rise to potential conflicts of interest if the funds and other accounts have different objectives, benchmarks, time horizons, and fees as the portfolio manager must allocate his or her time and investment ideas across multiple funds and accounts. The manager seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment strategies that are used in connection with the management of the Portfolio. Accordingly, portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar portfolios, which may minimize the potential for conflicts of interest. The separate management of the trade execution and valuation functions from the portfolio management process also helps to reduce potential conflicts of interests. However, securities selected for funds or accounts other than the Portfolio may outperform the securities selected for the Portfolio. Moreover, if a portfolio manager identifies a limited investment opportunity that may be suitable for more than one fund or other account, the Portfolio may not be able to take full advantage of that opportunity due to an allocation of that opportunity across all eligible funds and other accounts. The manager seeks to manage such potential conflicts by using procedures intended to provide a fair allocation of buy and sell opportunities among funds and other accounts.

The structure of a portfolio manager's compensation may give rise to potential conflicts of interest. A portfolio manager's base pay and bonus tend to increase with additional and more complex responsibilities that include increased assets under management. As such, there may be an indirect relationship between a portfolio manager's marketing or sales efforts and his or her bonus.

Finally, the management of personal accounts by a portfolio manager may give rise to potential conflicts of interest. While the funds and the manager have adopted a code of ethics which they believe contains provisions reasonably necessary to prevent a wide range of prohibited activities by portfolio managers and others with respect to their personal trading activities, there can be no assurance that the code of ethics addresses all individual conduct that could result in conflicts of interest.

The manager has adopted certain compliance procedures that are designed to address these, and other, types of conflicts. However, there is no guarantee that such procedures will detect each and every situation where a conflict arises.

                                  Compensation

FAI seeks to maintain a compensation program that is competitively positioned to attract, retain and motivate top-quality investment professionals. Portfolio managers receive a base salary, an incentive bonus opportunity, an equity compensation opportunity, and a benefits package. Portfolio manager compensation is reviewed annually and the level of compensation is based on individual performance, the salary range for a portfolio manager's level of responsibility and Franklin Templeton guidelines. Portfolio managers are provided no financial incentive to favor one fund or account over another. Each portfolio manager's compensation consists of the following three elements:

         Base salary. Each portfolio manager is paid a base salary.

         Annual bonus. Annual bonuses are structured to align the interests of the portfolio manager with those of the fund's shareholders. Each portfolio manager is eligible to receive an annual bonus. Bonuses generally are split between cash (50% to 65%) and restricted shares of Franklin Resources stock (35% to 50%). The deferred equity based compensation is intended to build a vested interest of the portfolio manager in Franklin Resources. The bonus plan is intended to provide a competitive level of annual bonus compensation that is tied to the portfolio manager achieving consistently strong investment performance which aligns the financial incentives of the portfolio manager and fund shareholders. The following factors are generally used in determining bonuses under the plan:

         o Investment performance. Primary consideration is given to the historic investment performance of all accounts managed by the portfolio manager over the 1, 3 and 5 preceding years measured against risk benchmarks developed by the fixed income management team. The pre-tax performance of each fund managed is measured relative to a relevant peer group and/or applicable benchmark as appropriate.

         o Non-investment performance. The more qualitative contributions of the portfolio manager to the manager's business and the investment management team, including business knowledge, productivity, customer service, creativity, and contribution to team goals, are evaluated in determining the amount of any bonus award.

         o Responsibilities. The size and complexity of funds managed by the portfolio manager are factored in the manager's appraisal.

         Additional long term equity-based compensation. Portfolio managers may also be awarded options to purchase common shares of Franklin Resources stock, restricted shares of Franklin Resources stock or restricted shares of one or more mutual funds. Awards of such deferred equity-based compensation typically vest over time, so as to create incentives to retain key talent.

Portfolio managers also participate in benefit plans and programs available generally to all employees of the manager.
                             Ownership of Securities

Neither of the Portfolio managers own any equity securities in the Portfolio.



            This supplement should be retained for future reference.